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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): January 25, 2002

                            PRO-FAC COOPERATIVE, Inc.
               (Exact Name of Registrant as Specified in Charter)


                 New York                              0-20539                          16-6036816
------------------------------------------     --------------------------   ------------------------------------
(State or other jurisdiction of incorporation) (Commission File Number)     (IRS Employer Identification Number)


                    90 Linden Oaks, Rochester, New York   14625
                    -------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


        Registrant's Telephone Number Including Area Code: (585) 383-1850







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Item 9.  Regulation FD Disclosure.

The information  attached to this Report as Exhibit 99 will be presented by Earl
L. Powers, Executive Vice President Finance and Chief Financial Officer of Agrilink Foods, Inc. ("Agrilink Foods"), a wholly owned subsidiary of Pro-Fac Cooperative, Inc., to attendees of the 2002 Regional Annual Meetings of the members of Pro-Fac Cooperative. The 2002 Regional Annual Meetings of Pro-Fac Cooperative members will be held on Friday, January 25, 2002 through and including Thursday, February 28, 2002. The information contains fiscal 2002 actual and plan operating results for Agrilink Foods. Agrilink Food's unaudited consolidated financial statements for its quarter ended and the six months ended December 29, 2001 are expected to be filed with the Securities and Exchange Commission on or before February 12, 2002 under cover of Form 10-Q.

Some of the information presented at the 2002 Regional Annual Meetings of Pro-Fac Cooperative members include "forward-looking statements" within the meaning of section 21E of the Exchange Act and section 27A of the Securities Act. These statements are based on management's current expectations and projections about future events based on information currently available to management and are subject to uncertainty and changes in circumstances. These forward-looking statements are not guarantees of future results or performances. And, although management believes that its expectations and projections are based upon reasonable assumptions, actual results may vary materially from the expectations expressed in the forward-looking statements. The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: the ability of Agrilink Foods to meet its obligations under its credit agreement with Harris Bank; weather conditions and its impact on the volume and quality of raw products; the state of the economy generally, and its impact on consumer spending; and the impact of strong competition in the food industry. Detailed information about factors pertinent to the business of Pro-Fac Cooperative and Agrilink Foods that could cause actual results to differ is set forth in Pro-Fac Cooperative's and Agrilink Foods' filings with the Securities and Exchange Commission including their Annual Reports on Form 10-K for the fiscal year ended June 30, 2001, the risk factors section of Pro-Fac's prospectus dtaed October 26, 2001, as well as other reports and information filed by Agrilink Foods and Pro-Fac Cooperative with the Securities and Exchange Commission.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                               PRO-FAC COOPERATIVE, INC.



Dated:  January 25, 2002        By: /s/             Earl L. Powers
        ----------------            ---------------------------------------
                                                    Earl L. Powers,
                                                       TREASURER
                                           (Principal Financial Officer and
                                             Principal Accounting Officer)


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                                INDEX TO EXHIBITS


Exhibit No.                             Description

   99                     Fiscal 2002 Actual and Plan Operating Results.